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                                                                   Exhibit 10.24


                                                                  EXECUTION COPY


                       ASSIGNMENT AND NOVATION AGREEMENT

     Assignment and Novation Agreement (this "ASSIGNMENT AND NOVATION"), dated as of June 30, 2004 by and between Asia Netcom Corporation Limited, a company organized and existing under the laws of Bermuda ("SELLER"); CNC Network Corporation Limited, a company organized and existing under the laws of the British Virgin Islands ("PURCHASER"); and China Netcom Corporation (Hong Kong) Limited, a company organized and existing under the laws of Hong Kong ("CNC HK").

     WHEREAS, Seller and Purchaser entered into a Share Purchase and Sale Agreement on June 30, 2004 (the "SPA") under which Seller agreed to sell and Purchaser agreed to purchase all of the issued and outstanding shares (the "Shares") of East Asia Netcom Limited, a company organized and existing under the laws of Bermuda;

     WHEREAS, pursuant to Section 1.2 of the SPA, in consideration of the aforesaid sale to Purchaser of the Shares, Purchaser has delivered to Seller a promissory note dated June 30, 2004 in the principal amount of US$43,362,136.00, a copy of which is attached hereto as Annex A (the "NOTE");

     WHEREAS, the parties hereto desire that CNC HK be substituted for Purchaser under the Note and that Purchaser assign all of its title, rights, interests, benefits, obligations and liabilities under the Note to CNC HK, and CNC HK desires to assume all such title, rights, interests, benefits, obligations and liabilities.

     WHEREAS, Seller desires to consent to the substitution of CNC HK as the Purchaser under the Note and the assignment and delegation to CNC HK of all of Purchaser's rights, benefits, liabilities obligations thereunder, and upon such substitution, assignment and assumption, to release Purchaser of its obligations and liabilities under the Note.

     NOW, THEREFORE, in consideration of the foregoing and the agreements set forth in this Assignment and Novation and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties, the parties hereby agree as follows:

     Section 1.   ASSIGNMENT AND NOVATION.

          (a) Purchaser hereby assigns to CNC HK all title, rights, interests, benefits, obligations duties and liabilities arising from and under the Note. This Assignment and Novation is a present assignment and shall be effective immediately upon execution and delivery of this Assignment and Novation by each of the parties hereto.

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          (b)  CNC HK hereby accepts such assignment and assumes all the obligations and liabilities under the Note, and agrees to fully and faithfully pay, discharge and perform, as and when due, all such obligations and liabilities.

          (c) CNC HK is hereby substituted as the "Obligor" under the Note for all purposes, and all references to the "Obligor" in the Note shall hereafter be deemed to refer only to CNC HK.

     Section 2.   RELEASE OF PURCHASER

          Seller hereby consents and agrees to the foregoing assignment and substitution. Seller further agrees that Purchaser is hereby released and relieved of any and all obligations and liabilities arising under or with respect to the Note and agrees to look only to CNC HK for the performance thereof.

     Section 3.   COUNTERPARTS

          This Assignment and Novation may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when all of the counterparts have been signed by each of the parties and delivered to the other parties. This Assignment and Novation applies to, inures to the benefit of and binds all parties hereto and their respective successors and assigns.

     Section 4.   FURTHER ASSURANCE

          The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Assignment and Novation.

     Section 5.   AMENDMENTS

          No amendment, modification or waiver in respect of this Assignment and Novation will be effective unless in writing and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

     Section 6.   GOVERNING LAW

          This Assignment and Novation shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of laws thereof.

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     IN WITNESS WHEREOF, each of the parties hereto has executed this Assignment and Novation or caused this Assignment and Novation to be executed by their respective officers thereunto duly authorized as of the date first written above.


                                    ASIA NETCOM CORPORATION LIMITED


                                    By: ________________________________________
                                    Name:
                                    Title:



                                    CNC NETWORK CORPORATION LIMITED


                                    By: ________________________________________
                                    Name:
                                    Title:



                                    CHINA NETCOM CORPORATION (HONG KONG) LIMITED


                                    By: ________________________________________
                                    Name:
                                    Title:


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                                     ANNEX A


                             COPY OF PROMISSORY NOTE


                                 PROMISSORY NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED. NEITHER THIS NOTE NOR ANY INTEREST THEREIN MAY BE REOFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE NOTE UNDER SAID ACT OR EVIDENCE SATISFACTORY TO CNC NETWORK CORPORATION LIMITED, THAT SUCH REGISTRATION IS NOT REQUIRED.



US$43,362,136.00                                                   JUNE 30, 2004


     FOR VALUE RECEIVED, the undersigned, CNC Network Corporation Limited, a company organized and existing under the laws of the British Virgin Islands ("OBLIGOR"), promises to pay to Asia Netcom Corporation Limited, a company organized and existing under the laws of Bermuda ("HOLDER"), the principal amount of Forty-Three Million Three Hundred and Sixty-Two Thousand and One Hundred and Thirty-Six United States Dollars (US$43,362,136.00), as hereinafter provided. Such principal shall be payable in money of the United States of America lawful at such time for the payment of public and private debts.

     Payment. The entire principal amount of this Note shall be payable on demand.

     Interest. No interest shall be payable on any principal amount outstanding.

     Method of Payment. Payment of principal hereunder shall be made by wire transfer of next-day funds to the account of Holder specified below:

     Name of Account:  Asia Netcom Corporation Limited
     Account Number:   01-56-00607-5
     Name of Bank:     Industrial and Commercial Bank of China (Asia) Ltd
     Bank I.D. Number: 072
     Branch code:      861
     SWIFT Code:       UBHKHKHH

     Waivers. Obligor hereby waives presentment, diligence, protest and demand, notice of protest, demand, dishonor and nonpayment of this Note, and all other notices of any kind in connection with the delivery, acceptance, performance, default or enforcement of this Note.

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     Successors. The provisions hereof shall be binding upon the legal representatives, successors and assigns of Obligor and shall inure to the benefit of Holder and its successors by operation of law.

     Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of laws thereof.

     IN WITNESS WHEREOF, Obligor has executed this Note as of the day and year first above written.



                                                 CNC Network Corporation Limited


                                                 By:____________________________
                                                 Name:
                                                 Title:

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